UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2019

Red Hat, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33162	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

100 East Davie Street, Raleigh, North Carolina	27601
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On January 16, 2019, Red Hat, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). Of the 176,759,752 shares of common stock outstanding as of December 11, 2018, the record date for the Special Meeting, 141,810,844 shares were represented at the Special Meeting (in person or by proxy), constituting 80.23% of the outstanding shares entitled to vote and a quorum to conduct business at the Special Meeting.

At the Special Meeting, stockholders of the Company (1) approved the adoption of the Agreement and Plan of Merger, dated as of October 28, 2018 (the “Merger Agreement”), by and among the Company, International Business Machines Corporation (“IBM”), and Socrates Acquisition Corp., a wholly-owned subsidiary of IBM (“Sub”), pursuant to which, among other things, Sub will merge with and into the Company with the Company surviving as a wholly-owned subsidiary of IBM (the “Merger”) and (2) approved, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of the Company in connection with the Merger.

The final voting results are set forth below.

Proposal 1: Adoption and approval of the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
141,166,499	181,848	462,497	—

Proposal 2: Approval, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of the Company in connection with the Merger:

For	Against	Abstain	Broker Non-Votes
137,545,218	3,128,516	1,137,110	—

Proposal 3: In connection with the Special Meeting, the Company also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the then-scheduled date and time of the Special Meeting (the “Adjournment Proposal”). The Adjournment Proposal was rendered moot in light of adoption of the Merger Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2019

RED HAT, INC.

By:	/s/ Tom Savage
Name: Tom Savage
Title: Assistant Secretary

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